UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-08034
                                   ---------

               FRANKLIN REAL ESTATE SECURITIES TRUST
               ---------------------------------------
        (Exact name of registrant as specified in charter)

         ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------
        (Address of principal executive offices) (Zip code)

  CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
  -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           APRIL 30, 2006
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        ANNUAL REPORT AND SHAREHOLDER LETTER                  SECTOR
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                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                 FRANKLIN REAL ESTATE
                    SECURITIES FUND                  Eligible shareholders can
                                                     sign up for eDelivery at
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                                                     See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .....................................................       1

ANNUAL REPORT

Franklin Real Estate Securities Fund ....................................      3

Performance Summary .....................................................      7

Your Fund's Expenses ....................................................     12

Financial Highlights and Statement of Investments .......................     14

Financial Statements ....................................................     21

Notes to Financial Statements ...........................................     25

Report of Independent Registered Public Accounting Firm .................     34

Tax Designation .........................................................     35

Board Members and Officers ..............................................     36

Shareholder Information .................................................     41

--------------------------------------------------------------------------------
Annual Report

Franklin Real Estate Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Estate Securities Fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies in the real estate industry, including equity real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from the ownership, construction, management or sale of residential, commercial or industrial real estate. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Real Estate Securities Fund covers the fiscal year ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Real Estate Securities Fund - Class A posted a +20.00% cumulative total return for the year under review. The Fund underperformed its narrow benchmark, the Dow Jones Wilshire Real Estate Securities Index, which returned +29.12%. 2 On the other hand, the Fund outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.41% for the same period. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed

1. Equity REITs are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.

2. Source: Standard & Poor's Micropal. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3
due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.1% to 4.7%. 4 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, which was higher than the 2.2% 10-year average. 5

The Federal Reserve Board (Fed) raised the federal funds target rate from 2.75% to 4.75% in eight quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a 12-month total return of +14.17%. 6 The broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +15.41% and +21.89%. 7 Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

4. Source: Bureau of Labor Statistics.

5. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

6. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average mar- ket price of 30 blue chip stocks of companies that are generally industry leaders.

7. Source: Standard & Poor's Micropal. See footnote 3 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

INVESTMENT STRATEGY

We use a fundamental, value-oriented, long-term approach, focusing primarily on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow growth potential. In addition, we analyze supply and demand trends and outlooks for various property types and regional markets while evaluating company management and a security's underlying properties.

MANAGER'S DISCUSSION

During the year under review, holdings that contributed to Fund performance included Corporate Office Properties Trust, Digital Realty Trust and Provident Senior Living Trust. Corporate Office Properties performed well during the period. The company delivered some of the industry's strongest earnings growth. Its management team executed a focused strategy of serving the U.S. government and other stable tenants in the Washington, DC, area.

Digital Realty generated some of the sector's strongest returns during the period. Company management succeeded in finding new acquisitions as well as leasing a large portion of its portfolio's vacancies. We purchased the stock at the initial public offering in 2004 at what was, in our opinion, an attractive valuation due to concerns regarding the company's high concentration of technology industry tenants. These concerns proved unfounded and the stock was one of the industry's strong performers.

We invested in Provident during a private placement due to what we considered were its attractive real estate assets and valuation. These factors resulted in Ventas' acquisition of the company at a significant premium to our cost. We continued to hold our Ventas position because we believed that the Provident assets could be a major growth driver for its business over the next several years.

The Fund also had some detractors from performance during the reporting period including its St. Joe position. St. Joe's stock price declined as its resort communities' growth began to moderate. While this stock hurt the Fund's recent performance, St. Joe remained, in our view, well positioned to create shareholder value over the long term. The company is the largest landowner in Florida and its real estate holdings are unique. Its management has also shown willingness to return cash to shareholders with growing dividends and share repurchases over the past few years.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Real Estate Investment Trusts                     59.4%
Homebuilding                                      18.6%
Real Estate Development                            7.4%
Financial Conglomerates                            2.1%
Finance, Rental & Leasing                          1.6%
Hotels, Resorts & Cruiselines                      1.1%
Short-Term Investments & Other Net Assets          9.8%


                                                               Annual Report | 5

TOP 10 HOLDINGS
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
M.D.C. Holdings Inc.                                                        4.8%
 HOMEBUILDING
--------------------------------------------------------------------------------
The Macerich Co.                                                            3.7%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
Forest City Enterprises Inc., A                                             3.4%
 REAL ESTATE DEVELOPMENT
--------------------------------------------------------------------------------
Meritage Homes Corp.                                                        3.0%
 HOMEBUILDING
--------------------------------------------------------------------------------
Public Storage Inc.                                                         2.7%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
ProLogis                                                                    2.6%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
Boardwalk REIT (Canada)                                                     2.5%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
iStar Financial Inc.                                                        2.5%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
Vornado Realty Trust                                                        2.4%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
The St. Joe Co.                                                             2.2%
 REAL ESTATE DEVELOPMENT
--------------------------------------------------------------------------------

M.D.C. Holdings was a relatively weak performer during the Fund's fiscal year. We began purchasing the stock after it had already declined significantly as we believed it offered strong total return potential over the next few years. M.D.C. successfully navigated previous housing cycles and consistently delivered strong earnings growth. We continued to hold M.D.C. in line with our long-term strategy. The company's strong balance sheet and extensive operating experience seems to leave it well positioned to create value over the next few years, in our opinion.

iStar Financial negatively impacted relative Fund performance during the period. The company's earnings growth was somewhat weaker than expected as the company invested in future growth initiatives and received relatively high loan prepayment levels. We continue to believe that iStar has one of the industry's highest quality management teams and that it is well positioned to generate strong total returns over the longer term.

Thank you for your continued participation in Franklin Real Estate Securities Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]       /s/ Alex W. Peters

                      Alex W. Peters, CFA
                      Portfolio Manager
                      Franklin Real Estate Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 4/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FREEX)                         CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.96      $26.95     $25.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.6150
--------------------------------------------------------------------------------
Short-Term Capital Gain              $1.1695
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.2586
--------------------------------------------------------------------------------
      TOTAL                          $4.0431
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBREX)                         CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.85      $26.62     $25.77
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.4717
--------------------------------------------------------------------------------
Short-Term Capital Gain              $1.1695
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.2586
--------------------------------------------------------------------------------
      TOTAL                          $3.8998
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRRSX)                         CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.84      $26.50     $25.66
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.4739
--------------------------------------------------------------------------------
Short-Term Capital Gain              $1.1695
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.2586
--------------------------------------------------------------------------------
      TOTAL                          $3.9020
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRLAX)                   CHANGE     4/30/06    4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.00      $27.06     $26.06
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-4/30/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.6674
--------------------------------------------------------------------------------
Short-Term Capital Gain              $1.1695
--------------------------------------------------------------------------------
Long-Term Capital Gain               $2.2586
--------------------------------------------------------------------------------
      TOTAL                          $4.0955
--------------------------------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------
CLASS A                                   1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                +20.00%   +131.08%        +275.58%
-------------------------------------------------------------------------------
Average Annual Total Return 2            +13.11%    +16.85%         +13.48%
-------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,311    $21,782         $35,401
-------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4       +21.17%    +18.16%         +13.86%
-------------------------------------------------------------------------------
CLASS B                                   1-YEAR     5-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return 1                +19.05%   +122.61%        +176.55%
-------------------------------------------------------------------------------
Average Annual Total Return 2            +15.05%    +17.15%         +14.89%
-------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,505    $22,061         $27,655
-------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4       +23.65%    +18.48%         +15.58%
-------------------------------------------------------------------------------
CLASS C                                   1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                +19.10%   +122.65%        +248.75%
-------------------------------------------------------------------------------
Average Annual Total Return 2            +18.10%    +17.36%         +13.31%
-------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,810    $22,265         $34,875
-------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4       +26.65%    +18.67%         +13.69%
-------------------------------------------------------------------------------
ADVISOR CLASS 5                           1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                +20.28%   +133.99%        +291.45%
-------------------------------------------------------------------------------
Average Annual Total Return 2            +20.28%    +18.53%         +14.62%
-------------------------------------------------------------------------------
Value of $10,000 Investment 3           $12,028    $23,399         $39,145
-------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4       +28.90%    +19.86%         +15.01%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN REAL
                             ESTATE
                           SECURITIES                  DOW JONES WILSHIRE REAL
         DATE            FUND - CLASS A   S&P 500 6   ESTATE SECURITIES INDEX 6
--------------------------------------------------------------------------------
       5/1/1996              $9,426         $10,000         $10,000
      5/31/1996              $9,650         $10,257         $10,223
      6/30/1996              $9,746         $10,297         $10,427
      7/31/1996              $9,694          $9,842         $10,335
      8/31/1996             $10,149         $10,050         $10,774
      9/30/1996             $10,447         $10,615         $11,043
     10/31/1996             $10,656         $10,908         $11,342
     11/30/1996             $10,992         $11,731         $11,813
     12/31/1996             $11,966         $11,499         $13,074
      1/31/1997             $12,120         $12,217         $13,261
      2/28/1997             $12,104         $12,313         $13,269
      3/31/1997             $12,181         $11,808         $13,314
      4/30/1997             $11,874         $12,512         $12,884
      5/31/1997             $12,297         $13,273         $13,268
      6/30/1997             $12,843         $13,868         $13,926
      7/31/1997             $13,173         $14,971         $14,384
      8/31/1997             $13,127         $14,133         $14,277
      9/30/1997             $14,319         $14,906         $15,685
     10/31/1997             $13,819         $14,409         $15,019
     11/30/1997             $14,104         $15,075         $15,320
     12/31/1997             $14,347         $15,334         $15,662
      1/31/1998             $14,197         $15,503         $15,441
      2/28/1998             $14,078         $16,621         $15,244
      3/31/1998             $14,403         $17,471         $15,544
      4/30/1998             $14,006         $17,647         $15,054
      5/31/1998             $13,880         $17,344         $14,910
      6/30/1998             $13,729         $18,048         $14,831
      7/31/1998             $12,817         $17,856         $13,798
      8/31/1998             $11,564         $15,277         $12,365
      9/30/1998             $12,174         $16,256         $13,057
     10/31/1998             $12,095         $17,577         $12,878
     11/30/1998             $12,246         $18,642         $13,120
     12/31/1998             $12,144         $19,716         $12,933
      1/31/1999             $11,754         $20,540         $12,653
      2/28/1999             $11,610         $19,902         $12,553
      3/31/1999             $11,593         $20,698         $12,485
      4/30/1999             $12,873         $21,499         $13,815
      5/31/1999             $13,034         $20,992         $14,049
      6/30/1999             $12,822         $22,156         $13,812
      7/31/1999             $12,237         $21,466         $13,283
      8/31/1999             $12,017         $21,359         $13,084
      9/30/1999             $11,542         $20,774         $12,494
     10/31/1999             $11,279         $22,088         $12,262
     11/30/1999             $11,025         $22,537         $12,069
     12/31/1999             $11,460         $23,864         $12,523
      1/31/2000             $11,442         $22,665         $12,574
      2/29/2000             $11,200         $22,237         $12,334
      3/31/2000             $11,750         $24,411         $12,874
      4/30/2000             $12,517         $23,676         $13,791
      5/31/2000             $12,797         $23,192         $13,956
      6/30/2000             $13,413         $23,764         $14,426
      7/31/2000             $14,574         $23,393         $15,721
      8/31/2000             $14,080         $24,845         $15,156
      9/30/2000             $14,467         $23,533         $15,648
     10/31/2000             $13,911         $23,434         $14,968
     11/30/2000             $14,031         $21,587         $15,304
     12/31/2000             $14,994         $21,693         $16,368
      1/31/2001             $15,296         $22,463         $16,531
      2/28/2001             $15,032         $20,416         $16,187
      3/31/2001             $14,943         $19,123         $16,199
      4/30/2001             $15,320         $20,608         $16,586
      5/31/2001             $15,244         $20,746         $17,050
      6/30/2001             $15,997         $20,241         $17,965
      7/31/2001             $15,597         $20,042         $17,606
      8/31/2001             $15,940         $18,789         $18,221
      9/30/2001             $15,108         $17,272         $17,141
     10/31/2001             $14,549         $17,601         $16,500
     11/30/2001             $15,618         $18,951         $17,569
     12/31/2001             $16,140         $19,117         $18,078
      1/31/2002             $16,130         $18,838         $18,156
      2/28/2002             $16,512         $18,475         $18,572
      3/31/2002             $17,497         $19,170         $19,716
      4/30/2002             $17,732         $18,008         $19,836
      5/31/2002             $17,928         $17,876         $20,036
      6/30/2002             $18,252         $16,603         $20,448
      7/31/2002             $17,222         $15,309         $19,181
      8/31/2002             $17,212         $15,409         $19,189
      9/30/2002             $16,426         $13,736         $18,342
     10/31/2002             $15,685         $14,944         $17,429
     11/30/2002             $16,236         $15,823         $18,292
     12/31/2002             $16,414         $14,894         $18,559
      1/31/2003             $15,976         $14,504         $18,016
      2/28/2003             $16,261         $14,286         $18,282
      3/31/2003             $16,563         $14,424         $18,746
      4/30/2003             $17,286         $15,612         $19,535
      5/31/2003             $18,457         $16,434         $20,656
      6/30/2003             $19,090         $16,644         $21,058
      7/31/2003             $19,830         $16,937         $22,280
      8/31/2003             $19,984         $17,267         $22,519
      9/30/2003             $20,592         $17,084         $23,278
     10/31/2003             $20,997         $18,050         $23,632
     11/30/2003             $21,940         $18,209         $24,657
     12/31/2003             $22,592         $19,163         $25,440
      1/31/2004             $23,433         $19,515         $26,388
      2/29/2004             $24,084         $19,786         $26,930
      3/31/2004             $25,256         $19,488         $28,522
      4/30/2004             $21,682         $19,182         $24,563
      5/31/2004             $23,017         $19,445         $26,425
      6/30/2004             $23,745         $19,823         $27,210
      7/31/2004             $23,989         $19,167         $27,373
      8/31/2004             $25,823         $19,244         $29,506
      9/30/2004             $26,012         $19,452         $29,449
     10/31/2004             $27,322         $19,749         $31,038
     11/30/2004             $28,398         $20,548         $32,504
     12/31/2004             $29,851         $21,247         $34,296
      1/31/2005             $28,106         $20,729         $31,483
      2/28/2005             $28,820         $21,165         $32,442
      3/31/2005             $28,400         $20,791         $32,092
      4/30/2005             $29,502         $20,397         $33,659
      5/31/2005             $30,479         $21,045         $34,768
      6/30/2005             $32,006         $21,075         $36,626
      7/31/2005             $33,557         $21,859         $39,373
      8/31/2005             $32,736         $21,659         $37,865
      9/30/2005             $32,783         $21,835         $38,001
     10/31/2005             $32,256         $21,470         $37,275
     11/30/2005             $33,677         $22,282         $38,960
     12/31/2005             $33,799         $22,290         $39,120
      1/31/2006             $35,638         $22,880         $41,890
      2/28/2006             $35,730         $22,942         $42,807
      3/31/2006             $36,518         $23,227         $45,149
      4/30/2006             $35,401         $23,539         $43,460

    Total Returns           254.01%         135.39%         334.60%

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
 CLASS A                 4/30/06
----------------------------------
 1-Year                  +13.11%
----------------------------------
 5-Year                  +16.85%
----------------------------------
 10-Year                 +13.48%
----------------------------------

CLASS B (1/1/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN REAL
                             ESTATE
                           SECURITIES                  DOW JONES WILSHIRE REAL
         DATE            FUND - CLASS B   S&P 500 6   ESTATE SECURITIES INDEX 6
--------------------------------------------------------------------------------
       1/1/1999             $10,000       $10,000            $10,000
      1/31/1999              $9,679       $10,418             $9,784
      2/28/1999              $9,553       $10,094             $9,706
      3/31/1999              $9,539       $10,498             $9,654
      4/30/1999             $10,587       $10,905            $10,682
      5/31/1999             $10,712       $10,647            $10,863
      6/30/1999             $10,531       $11,238            $10,680
      7/31/1999             $10,049       $10,887            $10,271
      8/31/1999              $9,860       $10,834            $10,117
      9/30/1999              $9,462       $10,537             $9,661
     10/31/1999              $9,246       $11,203             $9,481
     11/30/1999              $9,029       $11,431             $9,332
     12/31/1999              $9,375       $12,104             $9,683
      1/31/2000              $9,360       $11,496             $9,723
      2/29/2000              $9,153       $11,279             $9,537
      3/31/2000              $9,594       $12,381             $9,954
      4/30/2000             $10,224       $12,009            $10,664
      5/31/2000             $10,438       $11,763            $10,791
      6/30/2000             $10,941       $12,053            $11,155
      7/31/2000             $11,878       $11,865            $12,156
      8/31/2000             $11,473       $12,601            $11,719
      9/30/2000             $11,780       $11,936            $12,099
     10/31/2000             $11,318       $11,886            $11,573
     11/30/2000             $11,409       $10,949            $11,834
     12/31/2000             $12,185       $11,003            $12,656
      1/31/2001             $12,423       $11,393            $12,782
      2/28/2001             $12,200       $10,355            $12,516
      3/31/2001             $12,123        $9,699            $12,526
      4/30/2001             $12,423       $10,453            $12,825
      5/31/2001             $12,346       $10,523            $13,183
      6/30/2001             $12,957       $10,267            $13,891
      7/31/2001             $12,624       $10,166            $13,614
      8/31/2001             $12,887        $9,530            $14,089
      9/30/2001             $12,205        $8,760            $13,254
     10/31/2001             $11,752        $8,927            $12,758
     11/30/2001             $12,604        $9,612            $13,585
     12/31/2001             $13,022        $9,696            $13,978
      1/31/2002             $13,006        $9,555            $14,039
      2/28/2002             $13,307        $9,371            $14,361
      3/31/2002             $14,083        $9,723            $15,245
      4/30/2002             $14,273        $9,134            $15,338
      5/31/2002             $14,416        $9,067            $15,493
      6/30/2002             $14,671        $8,421            $15,811
      7/31/2002             $13,839        $7,765            $14,831
      8/31/2002             $13,823        $7,816            $14,838
      9/30/2002             $13,182        $6,967            $14,182
     10/31/2002             $12,584        $7,580            $13,477
     11/30/2002             $13,012        $8,025            $14,144
     12/31/2002             $13,152        $7,554            $14,350
      1/31/2003             $12,783        $7,357            $13,930
      2/28/2003             $13,013        $7,246            $14,136
      3/31/2003             $13,234        $7,316            $14,495
      4/30/2003             $13,816        $7,919            $15,105
      5/31/2003             $14,743        $8,335            $15,971
      6/30/2003             $15,234        $8,442            $16,283
      7/31/2003             $15,812        $8,591            $17,227
      8/31/2003             $15,928        $8,758            $17,412
      9/30/2003             $16,404        $8,665            $17,999
     10/31/2003             $16,711        $9,155            $18,273
     11/30/2003             $17,451        $9,236            $19,065
     12/31/2003             $17,957        $9,720            $19,671
      1/31/2004             $18,612        $9,898            $20,404
      2/29/2004             $19,117       $10,036            $20,823
      3/31/2004             $20,033        $9,884            $22,054
      4/30/2004             $17,192        $9,729            $18,993
      5/31/2004             $18,234        $9,863            $20,432
      6/30/2004             $18,801       $10,054            $21,040
      7/31/2004             $18,987        $9,722            $21,166
      8/31/2004             $20,425        $9,761            $22,814
      9/30/2004             $20,562        $9,866            $22,771
     10/31/2004             $21,580       $10,017            $23,999
     11/30/2004             $22,420       $10,422            $25,133
     12/31/2004             $23,561       $10,777            $26,519
      1/31/2005             $22,164       $10,514            $24,343
      2/28/2005             $22,704       $10,735            $25,085
      3/31/2005             $22,364       $10,545            $24,814
      4/30/2005             $23,230       $10,345            $26,026
      5/31/2005             $23,979       $10,674            $26,884
      6/30/2005             $25,160       $10,690            $28,320
      7/31/2005             $26,371       $11,087            $30,444
      8/31/2005             $25,702       $10,986            $29,278
      9/30/2005             $25,726       $11,075            $29,383
     10/31/2005             $25,300       $10,890            $28,822
     11/30/2005             $26,388       $11,301            $30,125
     12/31/2005             $26,470       $11,306            $30,249
      1/31/2006             $27,894       $11,605            $32,390
      2/28/2006             $27,946       $11,636            $33,099
      3/31/2006             $28,548       $11,781            $34,910
      4/30/2006             $27,655       $11,939            $33,604

Total Returns               176.55%        19.39%            236.04%

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------
 CLASS B                             4/30/06
-----------------------------------------------
 1-Year                              +15.05%
-----------------------------------------------
 5-Year                              +17.15%
-----------------------------------------------
 Since Inception (1/1/99)            +14.89%
-----------------------------------------------


                                                               Annual Report | 9

ADVISOR CLASS (5/1/96-4/30/06) 5

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------
 CLASS C                             4/30/06
----------------------------------------------
 1-Year                              +18.10%
----------------------------------------------
 5-Year                              +17.36%
----------------------------------------------
 10-Year                             +13.31%
----------------------------------------------

CLASS C (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN REAL
                             ESTATE
                           SECURITIES                   DOW JONES WILSHIRE REAL
         DATE            FUND - CLASS C     S&P 500 6  ESTATE SECURITIES INDEX 6
--------------------------------------------------------------------------------
       5/1/1996             $10,000          $10,000         $10,000
      5/31/1996             $10,231          $10,257         $10,223
      6/30/1996             $10,318          $10,297         $10,427
      7/31/1996             $10,263           $9,842         $10,335
      8/31/1996             $10,732          $10,050         $10,774
      9/30/1996             $11,043          $10,615         $11,043
     10/31/1996             $11,258          $10,908         $11,342
     11/30/1996             $11,608          $11,731         $11,813
     12/31/1996             $12,625          $11,499         $13,074
      1/31/1997             $12,780          $12,217         $13,261
      2/28/1997             $12,756          $12,313         $13,269
      3/31/1997             $12,821          $11,808         $13,314
      4/30/1997             $12,494          $12,512         $12,884
      5/31/1997             $12,936          $13,273         $13,268
      6/30/1997             $13,501          $13,868         $13,926
      7/31/1997             $13,837          $14,971         $14,384
      8/31/1997             $13,779          $14,133         $14,277
      9/30/1997             $15,024          $14,906         $15,685
     10/31/1997             $14,492          $14,409         $15,019
     11/30/1997             $14,778          $15,075         $15,320
     12/31/1997             $15,030          $15,334         $15,662
      1/31/1998             $14,853          $15,503         $15,441
      2/28/1998             $14,727          $16,621         $15,244
      3/31/1998             $15,055          $17,471         $15,544
      4/30/1998             $14,626          $17,647         $15,054
      5/31/1998             $14,492          $17,344         $14,910
      6/30/1998             $14,324          $18,048         $14,831
      7/31/1998             $13,366          $17,856         $13,798
      8/31/1998             $12,054          $15,277         $12,365
      9/30/1998             $12,685          $16,256         $13,057
     10/31/1998             $12,592          $17,577         $12,878
     11/30/1998             $12,735          $18,642         $13,120
     12/31/1998             $12,624          $19,716         $12,933
      1/31/1999             $12,214          $20,540         $12,653
      2/28/1999             $12,053          $19,902         $12,553
      3/31/1999             $12,035          $20,698         $12,485
      4/30/1999             $13,356          $21,499         $13,815
      5/31/1999             $13,516          $20,992         $14,049
      6/30/1999             $13,284          $22,156         $13,812
      7/31/1999             $12,678          $21,466         $13,283
      8/31/1999             $12,437          $21,359         $13,084
      9/30/1999             $11,937          $20,774         $12,494
     10/31/1999             $11,661          $22,088         $12,262
     11/30/1999             $11,393          $22,537         $12,069
     12/31/1999             $11,827          $23,864         $12,523
      1/31/2000             $11,808          $22,665         $12,574
      2/29/2000             $11,547          $22,237         $12,334
      3/31/2000             $12,104          $24,411         $12,874
      4/30/2000             $12,893          $23,676         $13,791
      5/31/2000             $13,166          $23,192         $13,956
      6/30/2000             $13,801          $23,764         $14,426
      7/31/2000             $14,979          $23,393         $15,721
      8/31/2000             $14,466          $24,845         $15,156
      9/30/2000             $14,850          $23,533         $15,648
     10/31/2000             $14,274          $23,434         $14,968
     11/30/2000             $14,389          $21,587         $15,304
     12/31/2000             $15,361          $21,693         $16,368
      1/31/2001             $15,663          $22,463         $16,531
      2/28/2001             $15,391          $20,416         $16,187
      3/31/2001             $15,293          $19,123         $16,199
      4/30/2001             $15,663          $20,608         $16,586
      5/31/2001             $15,576          $20,746         $17,050
      6/30/2001             $16,340          $20,241         $17,965
      7/31/2001             $15,918          $20,042         $17,606
      8/31/2001             $16,252          $18,789         $18,221
      9/30/2001             $15,394          $17,272         $17,141
     10/31/2001             $14,820          $17,601         $16,500
     11/30/2001             $15,899          $18,951         $17,569
     12/31/2001             $16,426          $19,117         $18,078
      1/31/2002             $16,406          $18,838         $18,156
      2/28/2002             $16,778          $18,475         $18,572
      3/31/2002             $17,759          $19,170         $19,716
      4/30/2002             $18,000          $18,008         $19,836
      5/31/2002             $18,181          $17,876         $20,036
      6/30/2002             $18,511          $16,603         $20,448
      7/31/2002             $17,446          $15,309         $19,181
      8/31/2002             $17,425          $15,409         $19,189
      9/30/2002             $16,620          $13,736         $18,342
     10/31/2002             $15,853          $14,944         $17,429
     11/30/2002             $16,405          $15,823         $18,292
     12/31/2002             $16,572          $14,894         $18,559
      1/31/2003             $16,115          $14,504         $18,016
      2/28/2003             $16,406          $14,286         $18,282
      3/31/2003             $16,686          $14,424         $18,746
      4/30/2003             $17,412          $15,612         $19,535
      5/31/2003             $18,585          $16,434         $20,656
      6/30/2003             $19,200          $16,644         $21,058
      7/31/2003             $19,942          $16,937         $22,280
      8/31/2003             $20,088          $17,267         $22,519
      9/30/2003             $20,681          $17,084         $23,278
     10/31/2003             $21,070          $18,050         $23,632
     11/30/2003             $22,006          $18,209         $24,657
     12/31/2003             $22,647          $19,163         $25,440
      1/31/2004             $23,466          $19,515         $26,388
      2/29/2004             $24,104          $19,786         $26,930
      3/31/2004             $25,264          $19,488         $28,522
      4/30/2004             $21,678          $19,182         $24,563
      5/31/2004             $22,998          $19,445         $26,425
      6/30/2004             $23,705          $19,823         $27,210
      7/31/2004             $23,941          $19,167         $27,373
      8/31/2004             $25,750          $19,244         $29,506
      9/30/2004             $25,927          $19,452         $29,449
     10/31/2004             $27,215          $19,749         $31,038
     11/30/2004             $28,267          $20,548         $32,504
     12/31/2004             $29,699          $21,247         $34,296
      1/31/2005             $27,942          $20,729         $31,483
      2/28/2005             $28,638          $21,165         $32,442
      3/31/2005             $28,197          $20,791         $32,092
      4/30/2005             $29,282          $20,397         $33,659
      5/31/2005             $30,229          $21,045         $34,768
      6/30/2005             $31,725          $21,075         $36,626
      7/31/2005             $33,247          $21,859         $39,373
      8/31/2005             $32,411          $21,659         $37,865
      9/30/2005             $32,431          $21,835         $38,001
     10/31/2005             $31,902          $21,470         $37,275
     11/30/2005             $33,280          $22,282         $38,960
     12/31/2005             $33,375          $22,290         $39,120
      1/31/2006             $35,177          $22,880         $41,890
      2/28/2006             $35,243          $22,942         $42,807
      3/31/2006             $35,993          $23,227         $45,149
      4/30/2006             $34,875          $23,539         $43,460

Total Returns               248.75%          135.39%         334.60%

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
 ADVISOR CLASS 5                        4/30/06
--------------------------------------------------------
 1-Year                                 +20.28%
--------------------------------------------------------
 5-Year                                 +18.53%
--------------------------------------------------------
 10-Year                                +14.62%
--------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       FRANKLIN REAL
                           ESTATE
                         SECURITIES                     DOW JONES WILSHIRE REAL
         DATE       FUND - CLASS ADVISOR   S&P 500 6   ESTATE SECURITIES INDEX 6
--------------------------------------------------------------------------------
         5/1/1996         $10,000           $10,000           $10,000
        5/31/1996         $10,237           $10,257           $10,223
        6/30/1996         $10,340           $10,297           $10,427
        7/31/1996         $10,285            $9,842           $10,335
        8/31/1996         $10,767           $10,050           $10,774
        9/30/1996         $11,084           $10,615           $11,043
       10/31/1996         $11,305           $10,908           $11,342
       11/30/1996         $11,661           $11,731           $11,813
       12/31/1996         $12,695           $11,499           $13,074
        1/31/1997         $13,077           $12,217           $13,261
        2/28/1997         $13,069           $12,313           $13,269
        3/31/1997         $13,151           $11,808           $13,314
        4/30/1997         $12,820           $12,512           $12,884
        5/31/1997         $13,285           $13,273           $13,268
        6/30/1997         $13,873           $13,868           $13,926
        7/31/1997         $14,239           $14,971           $14,384
        8/31/1997         $14,189           $14,133           $14,277
        9/30/1997         $15,475           $14,906           $15,685
       10/31/1997         $14,944           $14,409           $15,019
       11/30/1997         $15,260           $15,075           $15,320
       12/31/1997         $15,524           $15,334           $15,662
        1/31/1998         $15,370           $15,503           $15,441
        2/28/1998         $15,241           $16,621           $15,244
        3/31/1998         $15,592           $17,471           $15,544
        4/30/1998         $15,172           $17,647           $15,054
        5/31/1998         $15,036           $17,344           $14,910
        6/30/1998         $14,872           $18,048           $14,831
        7/31/1998         $13,896           $17,856           $13,798
        8/31/1998         $12,541           $15,277           $12,365
        9/30/1998         $13,209           $16,256           $13,057
       10/31/1998         $13,116           $17,577           $12,878
       11/30/1998         $13,287           $18,642           $13,120
       12/31/1998         $13,179           $19,716           $12,933
        1/31/1999         $12,765           $20,540           $12,653
        2/28/1999         $12,608           $19,902           $12,553
        3/31/1999         $12,599           $20,698           $12,485
        4/30/1999         $13,978           $21,499           $13,815
        5/31/1999         $14,161           $20,992           $14,049
        6/30/1999         $13,932           $22,156           $13,812
        7/31/1999         $13,307           $21,466           $13,283
        8/31/1999         $13,068           $21,359           $13,084
        9/30/1999         $12,553           $20,774           $12,494
       10/31/1999         $12,269           $22,088           $12,262
       11/30/1999         $11,993           $22,537           $12,069
       12/31/1999         $12,469           $23,864           $12,523
        1/31/2000         $12,459           $22,665           $12,574
        2/29/2000         $12,186           $22,237           $12,334
        3/31/2000         $12,789           $24,411           $12,874
        4/30/2000         $13,632           $23,676           $13,791
        5/31/2000         $13,937           $23,192           $13,956
        6/30/2000         $14,615           $23,764           $14,426
        7/31/2000         $15,877           $23,393           $15,721
        8/31/2000         $15,350           $24,845           $15,156
        9/30/2000         $15,771           $23,533           $15,648
       10/31/2000         $15,166           $23,434           $14,968
       11/30/2000         $15,297           $21,587           $15,304
       12/31/2000         $16,358           $21,693           $16,368
        1/31/2001         $16,687           $22,463           $16,531
        2/28/2001         $16,410           $20,416           $16,187
        3/31/2001         $16,319           $19,123           $16,199
        4/30/2001         $16,730           $20,608           $16,586
        5/31/2001         $16,648           $20,746           $17,050
        6/30/2001         $17,479           $20,241           $17,965
        7/31/2001         $17,043           $20,042           $17,606
        8/31/2001         $17,416           $18,789           $18,221
        9/30/2001         $16,511           $17,272           $17,141
       10/31/2001         $15,912           $17,601           $16,500
       11/30/2001         $17,077           $18,951           $17,569
       12/31/2001         $17,651           $19,117           $18,078
        1/31/2002         $17,651           $18,838           $18,156
        2/28/2002         $18,067           $18,475           $18,572
        3/31/2002         $19,139           $19,170           $19,716
        4/30/2002         $19,416           $18,008           $19,836
        5/31/2002         $19,631           $17,876           $20,036
        6/30/2002         $19,997           $16,603           $20,448
        7/31/2002         $18,861           $15,309           $19,181
        8/31/2002         $18,861           $15,409           $19,189
        9/30/2002         $18,003           $13,736           $18,342
       10/31/2002         $17,193           $14,944           $17,429
       11/30/2002         $17,794           $15,823           $18,292
       12/31/2002         $18,004           $14,894           $18,559
        1/31/2003         $17,513           $14,504           $18,016
        2/28/2003         $17,837           $14,286           $18,282
        3/31/2003         $18,162           $14,424           $18,746
        4/30/2003         $18,977           $15,612           $19,535
        5/31/2003         $20,258           $16,434           $20,656
        6/30/2003         $20,952           $16,644           $21,058
        7/31/2003         $21,774           $16,937           $22,280
        8/31/2003         $21,954           $17,267           $22,519
        9/30/2003         $22,623           $17,084           $23,278
       10/31/2003         $23,078           $18,050           $23,632
       11/30/2003         $24,111           $18,209           $24,657
       12/31/2003         $24,834           $19,163           $25,440
        1/31/2004         $25,768           $19,515           $26,388
        2/29/2004         $26,482           $19,786           $26,930
        3/31/2004         $27,771           $19,488           $28,522
        4/30/2004         $23,851           $19,182           $24,563
        5/31/2004         $25,326           $19,445           $26,425
        6/30/2004         $26,131           $19,823           $27,210
        7/31/2004         $26,411           $19,167           $27,373
        8/31/2004         $28,436           $19,244           $29,506
        9/30/2004         $28,649           $19,452           $29,449
       10/31/2004         $30,100           $19,749           $31,038
       11/30/2004         $31,293           $20,548           $32,504
       12/31/2004         $32,898           $21,247           $34,296
        1/31/2005         $30,980           $20,729           $31,483
        2/28/2005         $31,777           $21,165           $32,442
        3/31/2005         $31,323           $20,791           $32,092
        4/30/2005         $32,547           $20,397           $33,659
        5/31/2005         $33,635           $21,045           $34,768
        6/30/2005         $35,322           $21,075           $36,626
        7/31/2005         $37,042           $21,859           $39,373
        8/31/2005         $36,151           $21,659           $37,865
        9/30/2005         $36,200           $21,835           $38,001
       10/31/2005         $35,631           $21,470           $37,275
       11/30/2005         $37,196           $22,282           $38,960
       12/31/2005         $37,339           $22,290           $39,120
        1/31/2006         $39,393           $22,880           $41,890
        2/28/2006         $39,494           $22,942           $42,807
        3/31/2006         $40,377           $23,227           $45,149
        4/30/2006         $39,145           $23,539           $43,460

      Total Returns       291.45%           135.39%           334.60%



10 | Annual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE REAL ESTATE SECTOR INVOLVES SPECIAL RISKS SUCH AS DECLINES IN THE VALUE OF REAL ESTATE, AND INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-CAPITALIZATION STOCKS CARRY SPECIAL RISKS, SINCE THESE SECURITIES HAVE HISTORICALLY DISPLAYED MORE PRICE VOLATILITY THAN LARGER-CAPITALIZATION STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +208.36% and +12.83%.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.


                                                              Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/05     VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,097.50                $4.63
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,020.38                $4.46
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,093.10                $8.46
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,016.71                $8.15
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,093.20                $8.41
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,016.76                $8.10
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,098.70                $3.33
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,021.62                $3.21
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.89%;
B: 1.63%; C: 1.62%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 13

Franklin Real Estate Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL ESTATE SECURITIES FUND

                                                 ----------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
CLASS A                                              2006          2005          2004          2003          2002
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  25.99      $  20.63      $  16.97      $  18.10      $  16.26
                                                 ----------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................        0.50          0.49          0.55          0.63          0.66

 Net realized and unrealized gains (losses) .        4.50          6.88          3.74         (1.11)         1.82
                                                 ----------------------------------------------------------------
Total from investment operations ............        5.00          7.37          4.29         (0.48)         2.48
                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................       (0.61)        (0.53)        (0.63)        (0.65)        (0.64)

 Net realized gains .........................       (3.43)        (1.48)           --            --            --
                                                 ----------------------------------------------------------------
Total distributions .........................       (4.04)        (2.01)        (0.63)        (0.65)        (0.64)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- c          -- c          --            --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  26.95      $  25.99      $  20.63      $  16.97      $  18.10
                                                 ================================================================

Total return b ..............................       20.00%        36.07%        25.43%        (2.51)%       15.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $808,892      $671,587      $550,176      $423,363      $431,749

Ratios to average net assets:

 Expenses ...................................        0.88% d       0.92% d       1.01%         0.98%         0.96%

 Net investment income ......................        1.84%         2.03%         2.64%         3.76%         3.96%

Portfolio turnover rate .....................       42.09%        36.90%        27.34%        29.76%        37.26%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

                                                 ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
CLASS B                                              2006          2005          2004          2003          2002
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  25.77      $  20.45      $  16.84      $  17.99      $  16.17
                                                 ----------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................        0.30          0.31          0.39          0.50          0.52

 Net realized and unrealized gains (losses) .        4.45          6.83          3.72         (1.10)         1.82
                                                 ----------------------------------------------------------------
Total from investment operations ............        4.75          7.14          4.11         (0.60)         2.34
                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................       (0.47)        (0.34)        (0.50)        (0.55)        (0.52)

 Net realized gains .........................       (3.43)        (1.48)           --            --            --
                                                 ----------------------------------------------------------------
Total distributions .........................       (3.90)        (1.82)        (0.50)        (0.55)        (0.52)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- c          -- c          --            --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  26.62      $  25.77      $  20.45      $  16.84      $  17.99
                                                 ================================================================

Total return b ..............................       19.05%        35.12%        24.43%        (3.20)%       14.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 71,458      $ 72,841      $ 56,334      $ 40,703      $ 26,650

Ratios to average net assets:

 Expenses ...................................        1.63% d       1.66% d       1.76%         1.74%         1.71%

 Net investment income ......................        1.09%         1.29%         1.89%         3.00%         3.11%

Portfolio turnover rate .....................       42.09%        36.90%        27.34%        29.76%        37.26%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 15

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
CLASS C                                              2006          2005          2004          2003          2002
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  25.66      $  20.37      $  16.78      $  17.91      $  16.08
                                                 ----------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................        0.30          0.31          0.39          0.51          0.53

 Net realized and unrealized gains (losses) .        4.44          6.79          3.70         (1.10)         1.80
                                                 ----------------------------------------------------------------
Total from investment operations ............        4.74          7.10          4.09         (0.59)         2.33
                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................       (0.47)        (0.33)        (0.50)        (0.54)        (0.50)

 Net realized gains .........................       (3.43)        (1.48)           --            --            --
                                                 ----------------------------------------------------------------
Total distributions .........................       (3.90)        (1.81)        (0.50)        (0.54)        (0.50)
                                                 ----------------------------------------------------------------
Redemption fees .............................        -- c          -- c            --            --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  26.50      $  25.66      $  20.37      $  16.78      $  17.91
                                                 ================================================================

Total return b ..............................       19.10%        35.07%        24.50%        (3.27)%       14.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $192,172      $189,468      $149,656      $114,474      $120,394

Ratios to average net assets:

 Expenses ...................................        1.62% d       1.67% d       1.76%         1.70%         1.71%

 Net investment income ......................        1.10%         1.28%         1.89%         3.04%         3.23%

Portfolio turnover rate .....................       42.09%        36.90%        27.34%        29.76%        37.26%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

                                                 ----------------------------------------------------------------
                                                                      YEAR ENDED APRIL 30,
ADVISOR CLASS                                        2006          2005          2004          2003          2002
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  26.06      $  20.68      $  17.02      $  18.14      $  16.30
                                                 ----------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................        0.58          0.56          0.58          0.67          0.66

 Net realized and unrealized gains (losses) .        4.52          6.89          3.76         (1.10)         1.86
                                                 ----------------------------------------------------------------
Total from investment operations ............        5.10          7.45          4.34         (0.43)         2.52
                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................       (0.67)        (0.59)        (0.68)        (0.69)        (0.68)

 Net realized gains .........................       (3.43)        (1.48)           --            --            --
                                                 ----------------------------------------------------------------
Total distributions .........................       (4.10)        (2.07)        (0.68)        (0.69)        (0.68)

Redemption fees .............................          -- b          -- b          --            --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  27.06      $  26.06      $  20.68      $  17.02      $  18.14
                                                 ================================================================

Total return ................................       20.28%        36.46%        25.68%        (2.27)%       16.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 48,368      $ 39,990      $ 41,101      $ 27,532      $ 25,879

Ratios to average net assets:

 Expenses ...................................        0.63% c       0.67% c       0.76%         0.73%         0.71%

 Net investment income ......................        2.09%         2.28%         2.89%         4.01%         3.96%

Portfolio turnover rate .....................       42.09%        36.90%        27.34%        29.76%        37.26%

a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Benefit of expense reduction is less than 0.01%.

                         Annual Report | See notes to financial statements. | 17


Franklin Real Estate Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006

------------------------------------------------------------------------------------------
    FRANKLIN REAL ESTATE SECURITIES FUND                            SHARES       VALUE
------------------------------------------------------------------------------------------
    COMMON STOCKS 90.2%
    FINANCE/RENTAL/LEASING 1.6%
    CharterMac LP ...........................................      612,300    $ 11,805,144
    Doral Financial Corp. (Puerto Rico) .....................      763,100       6,036,121
                                                                              ------------
                                                                                17,841,265
                                                                              ------------
    FINANCIAL CONGLOMERATES 2.1%
    Brookfield Asset Management Inc., A (Canada) ............       29,700       1,237,423
    Brookfield Asset Management Inc., A (Canada) (USD Traded)      547,050      22,866,690
                                                                              ------------
                                                                                24,104,113
                                                                              ------------
    HOMEBUILDING 18.6%
    Centex Corp. ............................................       40,800       2,268,480
    D.R. Horton Inc. ........................................      662,000      19,873,240
  a Hovnanian Enterprises Inc., A ...........................      585,700      23,293,289
    KB HOME .................................................      311,200      19,160,584
    Lennar Corp., A .........................................      363,300      19,956,069
    M.D.C. Holdings Inc. ....................................      928,900      53,671,842
  a Meritage Homes Corp. ....................................      516,500      33,872,070
  a NVR Inc. ................................................       10,300       7,776,500
    Ryland Group Inc. .......................................      113,100       7,137,741
    Standard Pacific Corp. ..................................      258,600       8,200,206
  a Toll Brothers Inc. ......................................      400,500      12,876,075
                                                                              ------------
                                                                               208,086,096
                                                                              ------------
    HOTEL/RESORTS/CRUISELINES 1.1%
    Starwood Hotels & Resorts Worldwide Inc. ................      208,900      11,986,682
                                                                              ------------
    REAL ESTATE DEVELOPMENT 7.4%
    Brookfield Properties Corp. (Canada) ....................      473,760      15,207,696
    Forest City Enterprises Inc., A .........................      847,200      38,242,608
  a Killam Properties Inc. (Canada) .........................       96,200         249,591
a,b Killam Properties Inc., 144A (Canada) ...................    1,758,500       4,562,425
a,c NorthStar Capital Investment Corp. ......................      100,000         998,000
    The St. Joe Co. .........................................      433,700      24,356,592
                                                                              ------------
                                                                                83,616,912
                                                                              ------------
    REAL ESTATE INVESTMENT TRUSTS 59.4%
    Affordable Residential Communities ......................      690,600       6,339,708
    Ashford Hospitality Trust ...............................      842,000       9,800,880
    BioMed Realty Trust Inc. ................................      505,300      13,986,704
    Boardwalk REIT (Canada) .................................    1,331,500      28,360,950
    Brandywine Realty Trust .................................      478,000      13,532,180
    Capital Trust Inc., A ...................................      298,900       9,295,790
    CBL & Associates Properties Inc. ........................      183,400       7,334,166
    Cedar Shopping Centers Inc. .............................      789,600      11,646,600
    Corporate Office Properties Trust .......................      421,500      17,492,250
    Cousins Properties Inc. .................................      103,900       3,267,655
    Digital Realty Trust Inc. ...............................      626,900      17,678,580
    Eagle Hospitality Properties Trust Inc. .................      509,400       4,579,506
    Education Realty Trust Inc. .............................      303,800       4,532,696


18 | Annual Report

Franklin Real Estate Securities Trust

--------------------------------------------------------------------------------
  FRANKLIN REAL ESTATE SECURITIES FUND                SHARES             VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  Entertainment Properties Trust ..............      195,600    $    7,994,172
  Eurocastle Investment Ltd. (Guernsey Islands)      100,411         3,852,095
  Extra Space Storage Inc. ....................    1,012,300        15,913,356
  First Potomac Realty Trust ..................      410,200        11,317,418
  General Growth Properties Inc. ..............      384,890        18,070,586
  GMH Communities Trust .......................    1,412,500        17,373,750
  HomeBanc Corp. ..............................      252,600         2,078,898
  Host Hotels & Resorts Inc. ..................    1,013,637        21,306,640
  iStar Financial Inc. ........................      734,100        28,086,666
  Kimco Realty Corp. ..........................      299,600        11,124,148
  Kite Realty Group Trust .....................    1,058,300        16,160,241
  LaSalle Hotel Properties ....................      275,400        12,043,242
  Lexington Corporate Properties Trust ........      420,300         9,061,668
  Liberty Property Trust ......................      360,900        16,132,230
  The Macerich Co. ............................      561,700        41,127,674
  Medical Properties Trust Inc. ...............      215,500         2,316,625
  The Mills Corp. .............................       35,100         1,120,041
  MortgageIT Holdings Inc. ....................    1,010,300        11,598,244
  Newcastle Investment Corp. ..................      728,000        16,314,480
  Parkway Properties Inc. .....................      183,000         7,246,800
  Pennsylvania REIT ...........................      134,900         5,471,544
  ProLogis ....................................      587,198        29,489,084
  PS Business Parks Inc. ......................      455,300        23,652,835
  Public Storage Inc. .........................      386,500        29,714,120
  Ramco-Gershenson Properties Trust ...........      240,400         6,498,012
  Redwood Trust Inc. ..........................      151,700         6,442,699
  Regency Centers Corp. .......................      218,800        13,804,092
  Simon Property Group Inc. ...................      281,263        23,029,814
  Strategic Hotels & Resorts Inc. .............      841,900        19,094,292
  Sunstone Hotel Investors Inc. ...............      232,100         6,670,554
b Taberna Realty Finance Trust, 144A ..........      890,800        11,803,100
  Tanger Factory Outlet Centers Inc. ..........      234,600         7,690,188
  U-Store-It Trust ............................      854,600        15,622,088
  Ventas Inc. .................................      653,642        21,354,484
  Vornado Realty Trust ........................      283,700        27,133,068
                                                                --------------
                                                                   665,556,613
                                                                --------------
  TOTAL COMMON STOCKS (COST $728,162,821) .....                  1,011,191,681
                                                                --------------

                                                              Annual Report | 19

Franklin Real Estate Securities Trust

--------------------------------------------------------------------------------------------------------
  FRANKLIN REAL ESTATE SECURITIES FUND                                      SHARES             VALUE
--------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $113,309,845) 10.1%
  MONEY MARKET FUND 10.1%
d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50%    113,309,845    $   113,309,845
                                                                                         ---------------
  TOTAL INVESTMENTS (COST $841,472,666) 100.3% .......................                     1,124,501,526
  OTHER ASSETS, LESS LIABILITIES (0.3)% ..............................                        (3,611,741)
                                                                                         ---------------
  NET ASSETS 100.0% ..................................................                   $ 1,120,889,785
                                                                                         ===============

SELECTED PORTFOLIO ABBREVIATIONS

LP   -   Limited Partnership
REIT -   Real Estate Investment Trust

a Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At April 30, 2006, the value of these securities was $16,365,525 representing 1.46% of net assets.

c See Note 9 regarding restricted securities.

d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


20 | See notes to financial statements. | Annual Report

Franklin Real Estate Securities Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006

                                                                ---------------
                                                                   FRANKLIN
                                                                  REAL ESTATE
                                                                  SECURITIES
                                                                     FUND
                                                                ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................    $   728,162,821
  Cost - Sweep Money Fund (Note 7) .........................        113,309,845
                                                                ---------------
  Total cost of investments ................................    $   841,472,666
                                                                ===============
  Value - Unaffiliated Issuers .............................    $ 1,011,191,681
  Value - Sweep Money Fund (Note 7) ........................        113,309,845
                                                                ---------------
  Total value of investments ...............................      1,124,501,526
 Receivables:
  Investment securities sold ...............................          3,413,344
  Capital shares sold ......................................          1,867,974
  Dividends ................................................          1,296,169
                                                                ---------------
        Total assets .......................................      1,131,079,013
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased ..........................          4,368,511
  Capital shares redeemed ..................................          4,642,468
  Affiliates ...............................................          1,011,034
 Funds advanced by custodian ...............................             67,338
 Accrued expenses and other liabilities ....................             99,877
                                                                ---------------
        Total liabilities ..................................         10,189,228
                                                                ---------------
          Net assets, at value .............................    $ 1,120,889,785
                                                                ===============
Net assets consist of:
 Paid-in capital ...........................................    $   718,529,509
 Distributions in excess of net investment income ..........            (63,753)
 Net unrealized appreciation (depreciation) ................        283,028,860
 Accumulated net realized gain (loss) ......................        119,395,169
                                                                ---------------
          Net assets, at value .............................    $ 1,120,889,785
                                                                ===============

                         Annual Report | See notes to financial statements. | 21

Franklin Real Estate Securities Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 2006

                                                                          ------------
                                                                            FRANKLIN
                                                                          REAL ESTATE
                                                                           SECURITIES
                                                                              FUND
                                                                          ------------
CLASS A:
 Net assets, at value ................................................    $808,891,732
                                                                          ============
 Shares outstanding ..................................................      30,013,976
                                                                          ============
 Net asset value per share a .........................................    $      26.95
                                                                          ============
 Maximum offering price per share (net asset value per share / 94.25%)    $      28.59
                                                                          ============
CLASS B:
 Net assets, at value ................................................    $ 71,458,178
                                                                          ============
 Shares outstanding ..................................................       2,683,929
                                                                          ============
 Net asset value and maximum offering price per share a ..............    $      26.62
                                                                          ============
CLASS C:
 Net assets, at value ................................................    $192,172,282
                                                                          ============
 Shares outstanding ..................................................       7,251,077
                                                                          ============
 Net asset value and maximum offering price per share a ..............    $      26.50
                                                                          ============
ADVISOR CLASS:
 Net assets, at value ................................................    $ 48,367,593
                                                                          ============
 Shares outstanding ..................................................       1,787,263
                                                                          ============
 Net asset value and maximum offering price per share a ..............    $      27.06
                                                                          ============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | See notes to financial statements. | Annual Report

Franklin Real Estate Securities Trust

STATEMENT OF OPERATIONS
for the year ended April 30, 2006

                                                                             -------------
                                                                               FRANKLIN
                                                                              REAL ESTATE
                                                                              SECURITIES
                                                                                 FUND
                                                                             -------------
Investment income:
 Dividends:
  Unaffiliated issuers ..................................................    $  25,038,699
  Non-controlled affiliated issuers (Note 8) ............................          386,579
  Sweep Money Fund (Note 7) .............................................        4,045,670
                                                                             -------------
    Total investment income .............................................       29,470,948
                                                                             -------------
Expenses:
 Management fees (Note 3a) ..............................................        4,713,192
 Distribution fees (Note 3c)
  Class A ...............................................................        1,914,117
  Class B ...............................................................          751,056
  Class C ...............................................................        1,994,089
 Transfer agent fees (Note 3e) ..........................................        1,775,823
 Custodian fees (Note 4) ................................................           17,268
 Reports to shareholders ................................................          108,294
 Registration and filing fees ...........................................          130,630
 Professional fees ......................................................           27,815
 Trustees' fees and expenses ............................................           28,884
 Other ..................................................................           20,348
                                                                             -------------
        Total expenses ..................................................       11,481,516
        Expense reduction (Note 4) ......................................           (3,357)
                                                                             -------------
          Net expenses ..................................................       11,478,159
                                                                             -------------
           Net investment income ........................................       17,992,789
                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments
  Unaffiliated issuers ..................................................      140,523,677
  Non-controlled affiliated issuers (Note 8) ............................           10,472
  Realized gain distributions from REITS ................................       15,112,751
  Foreign currency transactions .........................................          (13,257)
                                                                             -------------
        Net realized gain (loss) ........................................      155,633,643
                                                                             -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................       15,875,226
  Translation of assets and liabilities denominated in foreign currencies              770
                                                                             -------------
         Net change in unrealized appreciation (depreciation) ...........       15,875,996
                                                                             -------------
Net realized and unrealized gain (loss) .................................      171,509,639
                                                                             -------------
Net increase (decrease) in net assets resulting from operations .........    $ 189,502,428
                                                                             =============

                         Annual Report | See notes to financial statements. | 23

Franklin Real Estate Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       ------------------------------------
                                                                                       FRANKLIN REAL ESTATE SECURITIES FUND
                                                                                               YEAR ENDED APRIL 30,
                                                                                              2006                2005
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................    $    17,992,789     $  16,565,478
  Net realized gain (loss) from investments and foreign currency transactions .......        155,633,643       146,894,113
  Net change in unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies .....................         15,875,996       101,352,324
                                                                                         ---------------------------------
        Net increase (decrease) in net assets resulting from operations .............        189,502,428       264,811,915
                                                                                         ---------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .........................................................................        (16,153,779)      (13,241,134)
    Class B .........................................................................         (1,239,501)         (918,096)
    Class C .........................................................................         (3,347,396)       (2,385,294)
    Advisor Class ...................................................................           (973,384)       (1,041,519)
  Net realized gains:
    Class A .........................................................................        (89,736,661)      (36,256,895)
    Class B .........................................................................         (8,805,174)       (4,096,493)
    Class C .........................................................................        (23,769,819)      (10,745,223)
    Advisor Class ...................................................................         (4,908,685)       (2,206,216)
                                                                                         ---------------------------------
 Total distributions to shareholders ................................................       (148,934,399)      (70,890,870)
                                                                                         ---------------------------------
 Capital share transactions: (Note 2)
  Class A ...........................................................................        109,569,204       (10,051,257)
  Class B ...........................................................................         (4,464,431)        2,138,636
  Class C ...........................................................................         (4,828,674)        1,758,639
  Advisor Class .....................................................................          6,152,256       (11,155,368)
                                                                                         ---------------------------------
 Total capital share transactions ...................................................        106,428,355       (17,309,350)
                                                                                         ---------------------------------
 Redemption fees ....................................................................              8,062             6,971
                                                                                         ---------------------------------
        Net increase (decrease) in net assets .......................................        147,004,446       176,618,666
Net assets
 Beginning of year ..................................................................        973,885,339       797,266,673
                                                                                         ---------------------------------
 End of year ........................................................................    $ 1,120,889,785     $ 973,885,339
                                                                                         =================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of year ........................................................................    $       (63,753)    $      73,937
                                                                                         =================================


24 | See notes to financial statements. | Annual Report

Franklin Real Estate Securities Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of one fund, the Franklin Real Estate Securities Fund (the
Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 25

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


26 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary.Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                              Annual Report | 27

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                      --------------------------------------------------------------
                                                         YEAR ENDED APRIL 30,
                                                2006                              2005
                                      --------------------------------------------------------------
                                        SHARES           AMOUNT           SHARES           AMOUNT
                                      --------------------------------------------------------------
CLASS A SHARES:
 Shares sold ....................      7,707,962     $ 213,289,902       7,484,439     $ 183,224,147
 Shares issued in reinvestment of
  distributions .................      3,788,757        98,831,145       1,808,952        45,697,870
 Shares redeemed ................     (7,326,559)     (202,551,843)    (10,121,775)     (238,973,274)
                                      --------------------------------------------------------------
 Net increase (decrease) ........      4,170,160     $ 109,569,204        (828,384)    $ (10,051,257)
                                      ==============================================================
CLASS B SHARES:

 Shares sold ....................        109,658     $   3,006,067         458,788     $  11,136,250
 Shares issued in reinvestment of
  distributions .................        352,731         9,102,330         178,568         4,509,296
 Shares redeemed ................       (605,405)      (16,572,828)       (565,244)      (13,506,910)
                                      --------------------------------------------------------------
 Net increase (decrease) ........       (143,016)    $  (4,464,431)         72,112     $   2,138,636
                                      ==============================================================
CLASS C SHARES:
 Shares sold ....................        971,879     $  26,538,610       1,226,767     $  29,708,774
 Shares issued in reinvestment of
  distributions .................        957,255        24,586,882         468,373        11,779,227
 Shares redeemed ................     (2,061,077)      (55,954,166)     (1,659,895)      (39,729,362)
                                      --------------------------------------------------------------
 Net increase (decrease) ........       (131,943)    $  (4,828,674)         35,245     $   1,758,639
                                      ==============================================================
ADVISOR CLASS SHARES:
 Shares sold ....................        425,148     $  11,388,149         219,685     $   5,501,408
 Shares issued in reinvestment of
  distributions .................        210,204         5,506,722         120,032         3,017,348
 Shares redeemed ................       (382,465)      (10,742,615)       (792,613)      (19,674,124)
                                      --------------------------------------------------------------
 Net increase (decrease) ........        252,887     $   6,152,256        (452,896)    $ (11,155,368)
                                      ==============================================================

28 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       AVERAGE NET ASSETS
--------------------------------------------------------------------------------
       0.625%             Up to and including $100 million
       0.500%             Over $100 million, up to and including $250 million
       0.450%             Over $250 million, up to and including $10 billion
       0.440%             Over $10 billion, up to and including $12.5 billion
       0.420%             Over $12.5 billion, up to and including $15 billion
       0.400%             In excess of $15 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .............................    1.00%
Class C .............................    1.00%

                                                              Annual Report | 29

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ..............................   $412,752
Contingent deferred sales charges retained ................   $137,270

a Net of commissions paid to unaffiliated broker/dealers

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,775,823, of which $1,060,009 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Fund deferred realized currency losses of $3,096.

The tax character of distributions paid during the years ended April 30, 2006 and 2005, was as follows:

                                                 -------------------------------
                                                     2006               2005
                                                 -------------------------------
Distributions paid from:
    Ordinary income .....................        $ 62,868,472        $17,586,043
    Long term capital gain ..............          86,065,927         53,304,827
                                                 -------------------------------
                                                 $148,934,399        $70,890,870
                                                 ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of partnership adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and partnership adjustments.

30 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

5. INCOME TAXES (CONTINUED)

At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................................    $ 841,501,431
                                                                  =============
Unrealized appreciation ......................................    $ 310,902,336
Unrealized depreciation ......................................      (27,902,241)
                                                                  -------------
Net unrealized appreciation (depreciation) ...................    $ 283,000,095
                                                                  =============

Distributable earnings - undistributed long term capital gains    $ 119,363,277
                                                                  =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2006, aggregated $417,454,154 and $407,278,493, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at April 30, 2006 were as shown below:

------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF SHARES                            NUMBER OF SHARES                              REALIZED
                                HELD AT BEGINNING     GROSS        GROSS      HELD AT END        VALUE AT    INVESTMENT    CAPITAL
NAME OF ISSUER                        OF YEAR      ADDITIONS    REDUCTIONS      OF YEAR       END OF YEAR      INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Digital Realty Trust Inc. ....      1,239,500              -      612,600        626,900       $      -- a    $302,128    $    --
Kite Realty Group Trust ......        849,300        209,000            -      1,058,300              -- a      84,451      10,472 b
                                                                                               -------------------------------------
                                TOTAL AFFILIATED SECURITIES (0.00% of Net Assets)              $      --      $386,579    $ 10,472
                                                                                               =====================================

a As of April 30, 2006, no longer an affiliate.

b Realized gain distributions from REITS.

                                                              Annual Report | 31

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

9. RESTRICTED SECURITIES

At April 30, 2006, investments in securities included issues that are restricted under the Securities Act of 1933 (the 1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At April 30, 2006, the Fund held investments in restricted securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------
                                                     ACQUISITION
 SHARES     ISSUER                                       DATE              COST          VALUE
-------------------------------------------------------------------------------------------------
100,000     Northstar Capital Investment Corp., 144A    1/16/98         $1,993,250      998,000
                                                                                      ===========
            TOTAL RESTRICTED SECURITIES (0.09% of Net Assets)

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.


32 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multidistrict litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.


                                                              Annual Report | 33

Franklin Real Estate Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN REAL ESTATE SECURITIES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN REAL ESTATE SECURITIES
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Securities Fund (the "Fund") at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


34 | Annual Report

Franklin Real Estate Securities Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN REAL ESTATE SECURITIES FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $135,239,303 as a long term capital gain dividend for the fiscal year ended April 30, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $20,267,554 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $4,133,518 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 3.91% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2006.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $4,045,670 as interest related dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2006.


                                                              Annual Report | 35

Franklin Real Estate Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION   TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee    Since 1993            141                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee    Since 1998            57                        None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)      Trustee    Since 1993            142                       None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee    Since September       137                       Director, Hess Corporation (formerly,
One Franklin Parkway                       2005                                            Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                   ration and refining of oil and gas),
                                                                                           H.J. Heinz Company (processed foods
                                                                                           and allied products), RTI International
                                                                                           Metals, Inc. (manufacture and distri-
                                                                                           bution of titanium), Canadian National
                                                                                           Railway (railroad), and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

36 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee         Since 1993        115                      Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)        Trustee         Since 1993        141                      Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee         Since February    38                       None
One Franklin Parkway                            2006
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating
Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President -
Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest
Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)        Trustee and     Since 1993        21                       None
One Franklin Parkway            Vice President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 37

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and   Since 1993        141                      None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,      Trustee since      124                      None
One Franklin Parkway             President     1993 and
San Mateo, CA 94403-1906         and Chief     President and
                                 Executive     Chief Executive
                                 Officer -     Officer -
                                 Investment    Investment
                                 Management    Management since
                                               2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief         Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance    Officer since 2004
San Mateo, CA 94403-1906         Officer and   and Vice
                                 Vice          President - AML
                                 President     Compliance since
                                 - AML         February 2006
                                 Compliance
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer     Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of
most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice   Since 2002        Not Applicable           Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice President  Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)        Vice President  Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services,
LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)       Vice President  Vice President  Not Applicable             Not Applicable
One Franklin Parkway           and Secretary   since February
San Mateo, CA 94403-1906                       2006 and
                                               Secretary since
                                               April 2006
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity
Company; and officer of 31 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice President  Since October   Not Applicable             Not Applicable
One Franklin Parkway                           2005
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 39

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief         Since 2004      Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


40 | Annual Report

FRANKLIN REAL ESTATE SECURITIES TRUST

SHAREHOLDER INFORMATION

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund share

                                                              Annual Report | 41

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

holders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the one-year period ended January 31, 2006, as well as the previous ten years ended that date in comparison to a performance universe consisting of all retail and institutional real estate funds as selected by Lipper. The Board noted that the Fund's total return for the one-year period was in the second-lowest quintile of such universe and on an annualized basis was in the middle quintile of such universe for the previous three-year period, and the lowest quintile of such universe for the previous five-year period and the second-lowest quintile for the previous ten-year period. The Board found such performance to be acceptable, noting that the Fund's total return during the one-year period exceeded 26% and on an annualized basis exceeded 18% and 14%, respectively, for the previous five- and ten-year periods as shown in such Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered


42 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that both the effective management fee rate for the Fund, as well as its actual total expenses, were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting

                                                              Annual Report | 43

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on the next $9.75 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.40% on assets in excess of $15 billion. The Fund had assets of approximately $1 billion at the end of 2005 and management expressed its view that the existing fee schedule reaches a relatively low rate quickly as the Fund grows and anticipates economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.


44 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC.

Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 45

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05

                                                   Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN REAL ESTATE
SECURITIES FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

192 A2006 06/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $20,908 for the fiscal year ended April 30, 2006 and $19,603 for the fiscal year ended April 30, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $638 for the fiscal year ended April 30, 2006 and $0 for the fiscal year ended April 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,223 for the fiscal year ended April 30, 2006 and $4,500 for the fiscal year ended April 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended April 30, 2006 and $4,500 for the fiscal year ended April 30, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN REAL ESTATE SECURITIES TRUST

By /s/JIMMY D. GAMBILL
   --------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 28, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 28, 2006